Exhibit 99.1 NASDAQ: IBRX Overview Presentation November 2022 11/14/22 1

Forward-Looking Statements This presentation and the accompanying verbal remarks contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding data from the clinical trials for certain of ImmunityBio’s product candidates, clinical trial enrollment and results, the regulatory review process and timing 11/14/202 2 thereof, timing of regulatory submissions, timing of meetings with regulators, potential implications to be drawn from clinical trials, potential commercialization of product candidates, ImmunityBio’s product candidates as compared to existing treatment options, and intellectual property protection and patent life, among others. Statements that are not statements of historical fact are considered forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “continues,” “goal,” “could,” “estimates,” “scheduled,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “indicate,” “projects,” “seeks,” “should,” “will,” “strategy,” and variations of such words or similar expressions. Statements of past performance, efforts, or results of our preclinical and clinical trials, about which inferences or assumptions may be made, can also be forward-looking statements and are not indicative of future performance or results. Forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of ImmunityBio’s management as well as assumptions made by and information currently available to ImmunityBio. Such information may be limited or incomplete, and ImmunityBio’s statements should not be read to indicate that it has conducted a thorough inquiry into, or review of, all potentially available relevant information. Such statements reflect the current views of ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about ImmunityBio, including, without limitation, (i) whether the FDA will approve ImmunityBio’s filed BLA and the risks and uncertainties associated with the regulatory approval process, (ii) the ability of ImmunityBio to continue its planned preclinical and clinical development of its development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (iii) ImmunityBio’s ability to retain and hire key personnel, (iv) ImmunityBio’s ability to obtain additional financing to fund its operations and complete the development and commercialization of its various product candidates, (v) ImmunityBio’s ability to successfully commercialize its product candidates and uncertainties around regulatory reviews and approvals, (vi) ImmunityBio’s ability to scale its manufacturing and commercial supply operations for its product candidates and future approved products, (vii) ImmunityBio’s ability to obtain, maintain, protect and enforce patent protection and other proprietary rights for its product candidates and technologies, and (viii) the unknown future impact of the COVID-19 pandemic on certain clinical trials or their milestones and/or ImmunityBio’s business operations or operating expenses. More details about these and other risks that may impact ImmunityBio’s business are described under the heading “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 1, 2022 and the Company’s Form 10-Q filed with the SEC on November 9, 2022, and in subsequent filings made by ImmunityBio with the SEC, which a re available on the SEC’s website at www.sec.gov. ImmunityBio cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. ImmunityBio does not undertake any duty to update any forward-looking statement or other information. 2 11/14/202 2

# Background: History of Driving Shareholder Value in the Biopharmaceutical Industry Through Innovation, Quality and Scale

2001 - 2008

AMERICAN PHARMACEUTICAL PARTNERS, INC.



## American Pharmaceutical Partners (NASDAQ: APPX)

- One of the nation's largest injectable manufacturing 190 FDA approved dosage forms
- 2001: IPO NASDAQ: APPX, market cap $769M
- 2008: Safe supply of heparin during the heparin crisis in 2008
- 2008: Fresenius SE acquired APPX for **$5.6 billion** inclusive of CVRs
- 2009: APPX products approached **$800 million dollars in sales**

2005 - 2010

Abraxis BioScience



## Abraxis BioScience (NASDQ: ABII)

- 2005: Abraxane - Nation's first protein (albumin) nanoparticle chemotherapy approved
- Abraxane approved for breast cancer, lung cancer and pancreatic cancer with state-of-the-art global manufacturing plant for protein nanoparticles
- 2010: Abraxis acquired by Celgene for **$3.6 billion**
- 2020: Abraxane achieves **Blockbuster status** of over a $1 billion dollar in sales
- 2021: Abraxane global sales at Bristol Meyers Squibb reached **$1.2 billion dollars in sales**

11/14/22

ImmunityBio 3

# Background: History of Driving Shareholder Value in the Biopharmaceutical Industry Through Innovation, Quality and Scale

- **2000 - 2010: American Pharmaceutical Partners (APP) and Abraxis BioScience (ABII)**
- **2010 - 2020: Cancer Moonshot Initiative (QUILT Trials): The NANT Cancer Vaccine**
  - **Scale in platforms and products** across the immune system
  - **Scale in biological manufacturing** capacity at GMP commercial level
  - **Scale in exploratory clinical trials** across multiple tumor types to validate the hypothesis


Natural Killer (NK) Cell
Crosstalk Killer Cells
Memory Killer T Cell
Dendritic Cell

- **2021: Launch of ImmunityBio (NASDAQ: IBRX) Through Merger of NantKwest & NantCell**
- **2021 - 2025: Registration Strategy and Anticipated Product Launches**

**Indications:**
- Bladder Cancer
- Pancreatic Cancer
- Lung Cancer
- Glioblastoma
- Head & Neck Cancer
- Lynch Syndrome (Prevention of Cancer)

**Product Launches**
- N-803 (Anktiva)
- PD-L1 t-haNK
- Aldoxorubicin
- hAd5 E6/E7
- hAd5 CEA, MUC1, Brachyury

11/14/22
ImmunityBio 4

Multi Billion Dollar Investment in Scale (2010 – 2022) Immunotherapy Platform Scale Biological Manufacturing Scale Multiple Tumor Type Scale Plant 1 Plant 2 Plant 3 Fusion Proteins NK Cell Cancer Moonshot 2014 to 2020 & Cytokines Therapy Natural Killer Memory Killer (NK) Cell T Cell Crosstalk Killer Cells Dendritic Cell Plant 5 Plant 6 Plant 4 • NK-92 • NK & T Cell Activators • Subunit Protein Antigens • Memory-Like Cytokine NK Plant 7 Plant 8 DAMP DNA Inducers Vaccine • Aldoxorubicin • hAd5 Adenovirus • Nanatinostat NASDAQ: IBRX Toll Receptor RNA Registration Strategy Activators Vaccine 2021 - 2025 Registration Trials • Bladder Cancer • Pancreatic Cancer • Lung Cancer • Self-Amplifying • TLR 4, 7, 8, 9 Plant 10* Plant 9* Plant 11* • Glioblastoma RNA (saRNA) • Head & Neck Cancer Patent Terms 2038+ • Lynch Syndrome Worldwide Patents Extending to 2035 and Beyond 5 11/14/22 *Through Potential Strategic Collaborators

Cancer Moonshot: Tipping the Scales From Immuno-Evasion to Immune Activation Across Multiple Tumor Types The NANT Cancer Vaccine: QUILT Trials: 2014 - 2020 Red Green Natural Killer Memory Killer (Cancer Cell) (Normal Cell) Nine (NK) Cell T Cell Crosstalk Response Assessments IBRX Agents Dose Killer Cells CIS Patient (intravesicular Papillary Ad-MUC1 Ad-MUC1 instillation) 24M W12 6M 9M 12M 15M 18M 21M Adeno Dendritic Cell Ad-Brachy Ad-Brachy Vaccines NASDAQ: IBRX 1 Pap CR* CR CR CR CR CR CR CR Ad-CEA Ad-CEA Registration Trials 100 μg 2 Pap CR* CR CR CR CR CR CR CR • Bladder Cancer Ye-Brachy Ye-Brachy • Pancreatic Cancer Yeast • Lung Cancer 3 Pap CR* CR CR CR CR CR CR CR Ye-CEA Ye-CEA Tumor Targeted Off-the-Shelf Vaccines • Glioblastoma Natural Killer Cells • Head & Neck Cancer Two Three Ye-Ras Ye-Ras 4 Pap IC CR* CR CR CR CR CR CR IBRX Agents IBRX Agents • Lynch Syndrome One haNK haNK PD-L1 t-haNK PD-L1 t-haNK aNK NK Cell NK Cell NK Cell IBRX Agent 200 μg 5 CIS IC IC IC CR CR CR CR 2021 - 2025 CR Registration Strategy N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 6 Pap CR* CR CR CR CR CR CR CR BCG BCG Aldoxorubicin Aldoxorubicin Aldoxorubicin Aldoxorubicin Aldox PD-1 Checkpoint Aldox 7 Pap CR* CR CR CR CR CR CR CR 2017 nd 2 Line st nd nd rd nd rd 1 Line 2 Line 2 Line 3 Line 3rd Line 2 & 3 Line Cancer Moonshot Cancer Moonshot Cancer Moonshot Metastatic NMIBC NMIBC Across Multiple Across Multiple 400 μg or Greater Across Multiple Metastatic Metastatic Head Merkel Cell 8 CIS CR* CR CR CR CR CR CR CR** Pancreatic Tumor Types Tumor Types Tumor Types Bladder Bladder Glioblastoma TNBC & Neck Carcinoma Cancer 9 Pap CR* CR CR CR CR CR CR CR 2014 2017 2015 2019 2019 2017 2017 2021 *CR termed as No Recurrence (NR) in Papillary Disease **Negative Cystoscopy Inconclusive Cytology COMPLETE COMPLETE COMPLETE COMPLETE COMPLETE COMPLETE COMPLETE NADAQ: IBRX RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE NantCell & NantKwest Proof of Concept: Complete Responses Across Multiple Tumor Types Merger 6 11/14/22

Cancer Moonshot: Tipping the Scales From Immuno-Evasion to Immune Activation Across Multiple Tumor Types The NANT Cancer Vaccine: QUILT Trials: 2014 - 2020 Red Green Natural Killer Memory Killer (Cancer Cell) (Normal Cell) Nine (NK) Cell T Cell Crosstalk IBRX Agents Killer Cells Ad-MUC1 Ad-MUC1 Adeno Dendritic Cell Ad-Brachy Ad-Brachy Vaccines NASDAQ: IBRX Ad-CEA Ad-CEA Registration Trials • Bladder Cancer Ye-Brachy Ye-Brachy • Pancreatic Cancer Yeast • Lung Cancer Ye-CEA Ye-CEA Tumor Targeted Off-the-Shelf Vaccines • Glioblastoma Natural Killer Cells • Head & Neck Cancer Two Three Ye-Ras Ye-Ras IBRX Agents IBRX Agents • Lynch Syndrome One haNK haNK PD-L1 t-haNK PD-L1 t-haNK aNK NK Cell NK Cell NK Cell IBRX Agent 2021 - 2025 Registration Strategy N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 BCG BCG Aldoxorubicin Aldoxorubicin Aldoxorubicin Aldoxorubicin Aldox PD-1 Checkpoint Aldox nd 2 Line st nd nd rd nd rd 1 Line 2 Line 2 Line 3 Line 3rd Line Cancer Moonshot 2 & 3 Line Cancer Moonshot Cancer Moonshot Metastatic Across Multiple NMIBC NMIBC Across Multiple or Greater Across Multiple Metastatic Metastatic Head Merkel Cell Tumor Types Pancreatic Tumor Types Tumor Types Bladder Bladder Glioblastoma TNBC & Neck Carcinoma Cancer 2014 2017 2015 2019 2019 2017 2017 2021 COMPLETE COMPLETE COMPLETE COMPLETE PARTIAL COMPLETE COMPLETE NADAQ: IBRX RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE NantCell & NantKwest Proof of Concept: Complete Responses Across Multiple Tumor Types Merger 7 11/14/22

Cancer Moonshot: Tipping the Scales From Immuno-Evasion to Immune Activation Across Multiple Tumor Types The NANT Cancer Vaccine: QUILT Trials: 2014 - 2020 Red Green Natural Killer Memory Killer (Cancer Cell) (Normal Cell) Nine (NK) Cell T Cell Crosstalk IBRX Agents Killer Cells Ad-MUC1 Ad-MUC1 Adeno Dendritic Cell Ad-Brachy Ad-Brachy Vaccines NASDAQ: IBRX Ad-CEA Ad-CEA Registration Trials • Bladder Cancer Ye-Brachy Ye-Brachy • Pancreatic Cancer Yeast • Lung Cancer Ye-CEA Ye-CEA Tumor Targeted Off-the-Shelf Vaccines • Glioblastoma Natural Killer Cells • Head & Neck Cancer Two Three Ye-Ras Ye-Ras spIND IBRX Agents IBRX Agents • Lynch Syndrome One haNK haNK PD-L1 t-haNK PD-L1 t-haNK aNK NK Cell NK Cell NK Cell IBRX Agent 2021 - 2025 Registration Strategy N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 BCG BCG Aldoxorubicin Aldoxorubicin Aldoxorubicin Aldoxorubicin Aldox PD-1 Checkpoint Aldox nd 2 Line st nd nd rd nd rd 1 Line 2 Line 2 Line 3 Line 3rd Line Cancer Moonshot 2 & 3 Line Cancer Moonshot Cancer Moonshot Metastatic Across Multiple NMIBC NMIBC Across Multiple or Greater Across Multiple Metastatic Metastatic Head Merkel Cell Tumor Types Pancreatic Tumor Types Tumor Types Bladder Bladder Glioblastoma TNBC & Neck Carcinoma Cancer 2014 2017 2015 2019 2019 2017 2017 2021 spIND COMPLETE COMPLETE COMPLETE COMPLETE PARTIAL COMPLETE COMPLETE NADAQ: IBRX RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE NantCell & NantKwest Proof of Concept: Complete Responses Across Multiple Tumor Types Merger 8 11/14/22

Cancer Moonshot: Tipping the Scales From Immuno-Evasion to Immune Activation Across Multiple Tumor Types The NANT Cancer Vaccine: QUILT Trials: 2014 - 2020 th Red >5 Line Metastatic Green Natural Killer Memory Killer (Cancer Cell) Head & Neck (Normal Cell) Nine (NK) Cell T Cell Crosstalk IBRX Agents Killer Cells Ad-MUC1 Ad-MUC1 Adeno Dendritic Cell Ad-Brachy Ad-Brachy Vaccines NASDAQ: IBRX Ad-CEA Ad-CEA Registration Trials • Bladder Cancer Ye-Brachy Ye-Brachy • Pancreatic Cancer Pre-Treatment Yeast th • Lung C 5an Line cer Ye-CEA Ye-CEA Tumor Targeted Off-the-Shelf Vaccines • Glioblastoma Natural Killer Cells • Head & Neck Cancer Two Three Ye-Ras Ye-Ras IBRX Agents IBRX Agents • Lynch Syndrome One haNK haNK PD-L1 t-haNK PD-L1 t-haNK aNK NK Cell NK Cell NK Cell IBRX Agent 2021 - 2025 Registration Strategy N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 N-803 BCG BCG Aldoxorubicin Aldoxorubicin Aldoxorubicin Aldoxorubicin Aldox PD-1 Checkpoint Aldox nd 2 Line st nd nd rd nd rd 1 Line 2 Line 2 Line 3 Line 3rd Line Cancer Moonshot 2 & 3 Line Post-Treatment Cancer Moonshot Cancer Moonshot Metastatic Across Multiple NMIBC NMIBC Across Multiple or Greater Across Multiple Metastatic Metastatic Head Merkel Cell COMPLETE Tumor Types Pancreatic Tumor Types Tumor Types Bladder Bladder RESPONSE Glioblastoma TNBC & Neck Carcinoma Cancer After 2-Cycles 2014 2017 2015 2019 2019 2017 2017 2021 COMPLETE COMPLETE COMPLETE COMPLETE PARTIAL COMPLETE COMPLETE NADAQ: IBRX RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE RESPONSE NantCell & NantKwest Proof of Concept: Complete Responses Across Multiple Tumor Types Merger 9 11/14/22

# Cancer Moonshot: Tipping the Scales From Immuno-Evasion to Immune Activation Across Multiple Tumor Types

## The NANT Cancer Vaccine: QUILT Trials: 2014 - 2020



00:00:00.
Green
(Normal Cell)
Red
(Cancer Cell)
NK

Tumor Targeted Off-the-Shelf
Natural Killer Cells



Natural Killer
(NK) Cell
Crosstalk
Killer Cells
Memory Killer
T Cell
Dendritic Cell

**One IBRX Agent** (N-803 →)

| | |
|---|---|
| N-803 | N-803 |
| BCG | BCG |
| 1st Line NMIBC Bladder | 2nd Line NMIBC Bladder |
| 2014 COMPLETE RESPONSE | 2017 COMPLETE RESPONSE |

→ Cancer Moonshot Across Multiple Tumor Types →

**Two IBRX Agents** (NK Cell →, N-803 →)

| |
|---|
| aNK |
| N-803 |
| PD-1 Checkpoint |
| 2nd & 3rd Line Merkel Cell Carcinoma |
| 2015 COMPLETE RESPONSE |

→ Cancer Moonshot Across Multiple Tumor Types →

**Three IBRX Agents** (NK Cell →, N-803 →, Aldox →)

| | |
|---|---|
| PD-L1 t-haNK | PD-L1 t-haNK |
| N-803 | N-803 |
| Aldoxorubicin | Aldoxorubicin |
| 2nd Line Metastatic Pancreatic Cancer | 2nd Line or Greater Glioblastoma |
| 2019 COMPLETE RESPONSE | 2019 PARTIAL RESPONSE |

→ Cancer Moonshot Across Multiple Tumor Types →

**Nine IBRX Agents** (Adeno Vaccines →, Yeast Vaccines →, NK Cell →, N-803 →, Aldox →)

| | |
|---|---|
| Ad-MUC1 | Ad-MUC1 |
| Ad-Brachy | Ad-Brachy |
| Ad-CEA | Ad-CEA |
| Ye-Brachy | Ye-Brachy |
| Ye-CEA | Ye-CEA |
| Ye-Ras | Ye-Ras |
| haNK | haNK |
| N-803 | N-803 |
| Aldoxorubicin | Aldoxorubicin |
| 3rd Line Metastatic TNBC | 3rd Line Metastatic Head & Neck |
| 2017 COMPLETE RESPONSE | 2017 COMPLETE RESPONSE |

**2021 - 2025**
Registration Strategy

**Registration Trials**

- Bladder Cancer
- Pancreatic Cancer
- Lung Cancer
- Glioblastoma
- Head & Neck Cancer
- Lynch Syndrome

ImmunityBio

2021

NADAQ: IBRX

NantCell & NantKwest Merger

**Proof of Concept: Complete Responses Across Multiple Tumor Types**

11/14/22
10

# Registrational Development Strategy & Status

Nov 2022

| Investigational Product | Anticipated Registrational Trial Indications (2023 – 2025) | Current Status |
| --- | --- | --- |
| **IL-15 Superagonist Anktiva, N-803** | • **BCG-Unresponsive Bladder Cancer CIS** N-803 + BCG | • **BLA Filed, PDUFA May 2023** |
| | • **BCG-Unresponsive Bladder Cancer Papillary** N-803 + BCG | • Enrollment Completed, **FDA Type B Meeting Scheduled Dec 2022** |
| | • **BCG Naïve Bladder Cancer CIS & Papillary** N-803 + BCG | • Actively Enrolling |
| | • **$2^{nd}$ Line Lung Cancer** N-803 + Checkpoint | • LungMAP Actively Enrolling, Multi-Center Trial |
| **PD-L1 t-haNK** | • **$\geq 3^{rd}$ Line Metastatic Pancreatic Cancer** N-803 + PD-L1 t-haNK + Aldox | • Enrollment Completed, **FDA Type B Meeting Scheduled Dec 2022** |
| | • **$>2^{nd}$ Line Glioblastoma** N-803 + PD-L1 t-haNK + Aldox | • Phase 2 Randomized Trial |
| **Aldoxorubicin** | • **$\geq 3^{rd}$ Line Metastatic Pancreatic Cancer** N-803 + PD-L1 t-haNK + Aldox | • Enrollment Completed, FDA Type B Meeting Scheduled Dec 2022 |
| **Adenovirus Vector hAd5 E6/E7** | • **$HPV^{+}$ Head & Neck Cancer** N-803 + hAd5 E6/E7 + PD-L1 t-haNK | • IND Anticipated 1H 2023 |
| **Adenovirus Vector hAd5 CEA, MUC1, Brachyury** | • **Lynch Syndrome - Prevention of Colon Cancer** N-803 + hAd5 CEA, MUC1, Brachyury | • FDA / IRB Authorized: Initiation of Multi-Center Trial Anticipated Q1 2023. NIH Sponsored Trial |

11/14/22

ImmunityBio 11

Orchestrating the Immune System Late-Stage U.S. Clinical Trial Updates: First-in-Class Comprehensive Platforms NK + T Cells • Bladder Cancer • Anktiva (N-803) • Pancreatic Cancer Natural Killer Cells • PD-L1 t-haNK • Lung Cancer DAMP Inducers • Head & Neck Cancer • Aldoxorubicin • Lynch Syndrome Memory B & T Cells • Adenovirus (hAd5) 12 11/14/22

Orchestrating the Immune System Late-Stage U.S. Clinical Trial Updates: First-in-Class Comprehensive Platforms NK + T Cells • Bladder Cancer • Anktiva (N-803) • Pancreatic Cancer Natural Killer Cells • PD-L1 t-haNK • Lung Cancer DAMP Inducers • Head & Neck Cancer • Aldoxorubicin • Lynch Syndrome Memory B & T Cells • Adenovirus (hAd5) 13 11/14/22

# N-803 (Anktiva) Potentiates the NK Cell Induced Immunogenic Cell Death in a BCG Infected Bladder Cancer Cell


BCG Unresponsive NMIBC
QUILT 3032
Bladder
Catheter
Medication
BCG + IL-15 Administered Intravesicalilly
BCG
N-803 Anktiva
Infected Cell
BCG Infection
Stressed Cell Expressing Ligands for NK & T Cell
BCG Induced Stress
Trained Macrophage
N-803 (IL-15) Recruiting NK & T Cells
N-803 NK & T Cell Activation
N-803
NK Cell
T Cell
Activation of NK & T Cells to Infected Cell
N-803 + BCG Synergy
N-803 Expanded & Activated NK & T Cells
Immunogenic Cell Death
Immunogenic Cell Death
T Cell
Infected Cell
NK Cell
Long Term Memory
Durable Complete Remission

11/14/22

N-803 is Investigational: Safety and Efficacy have Not been Established.

ImmunityBio 14

Summary of Efficacy of N-803 + BCG Published November 10, 2022 71% CR Rate At Any Time 62% 53% 12 Months 24 Months Complete Response Complete Response 90% 26.6 89% Avoidance of Months Median Cystectomy Free Cystectomy Duration of CR At 24 Months DOI: https://doi.org/10.1056/EVIDoa2200167 In Responders “NEJM Evidence presents innovative original research and fresh, bold ideas in clinical trial design and clinical decision-making.” 15 N-803 is Investigational: Safety and Efficacy have Not been Established. 11/14/22

Complete Response Rate (CRR) Across Subgroups Response rates for subgroups are shown. The vertical dashed line represents the threshold required for the lower limit of the 95% confidence interval (CI) to meet the primary end point. ‘BCG-unresp. Given BCG’ represents patients previously defined as bacillus Calmette–Guerin (BCG) unresponsive who were given additional BCG. CIS denotes carcinoma in situ; ECOG, Eastern Cooperative Oncology Group; and TURBT, transurethral resection of the bladder tumor. 16 N-803 is Investigational: Safety and Efficacy have Not been Established. 11/14/22 PRIMARY ENDPOINT

# Summary of Safety

Safety and tolerability profile comparable to BCG alone

## N-803 (Anktiva) + BCG

**1%**
Treatment Related SAEs

**0%**
Immune Related SAEs

**0%**
Treatment Related Grade 4 and 5 AEs



**2%**
Treatment Related Discontinuation



The AE profile is consistent with PK results showing no systemic distribution

Adverse reactions considered related to treatment leading to interruption of N-803 in combination with BCG occurred in 13% of Patients

Most common treatment related AEs were those expected for intravesical instillation and included dysuria, pollakiuria and hematuria

N-803 Activity is **Local to the Bladder** with **Zero Systemic** IL-15 Levels per PK (Exploratory Endpoint)

11/14/22

N-803 is Investigational: Safety and Efficacy have Not been Established.

ImmunityBio 17

Summary: Anktiva + BCG in BCG Unresponsive Bladder Cancer CIS & Papillary • First-in-class IL-15 superagonist: N-803 (Anktiva) enhances trained immunity and promotes long-term innate immune memory • Efficacy: BCG-unresponsive CIS (median follow-up 23.9 months) Data Cutoff: January 2022 • 71 % complete response rate (CR) at any time • 53% CR at 24 months • 26.6 months median duration of CR • 90% cystectomy avoidance rate in responders • Efficacy: BCG-unresponsive Papillary (median follow-up 19.3 months) Data Cutoff: January 2022 • 55% disease free rate at 12 months • 48% disease free rate at 24 months • 94% radical cystectomy avoidance rate • Safety and tolerability profile analogous to BCG alone • Familiar and favorable local intravesical administration with no special handling or storage requirements 18 N-803 is Investigational: Safety and Efficacy have Not been Established. 11/14/22

Orchestrating the Immune System Late-Stage U.S. Clinical Trial Updates: First-in-Class Comprehensive Platforms NK + T Cells • Bladder Cancer • Anktiva (N-803) • Pancreatic Cancer Natural Killer Cells • PD-L1 t-haNK • Lung Cancer DAMP Inducers • Head & Neck Cancer • Aldoxorubicin • Lynch Syndrome Memory B & T Cells • Adenovirus (hAd5) 19 11/14/22

# Addressing Advanced Pancreatic Cancer with Combination Immunotherapy

**N-803** + **PD-L1 t-haNK** + **Aldoxorubicin**

## January 2022

ImmunityBio Announces Results of Phase 2 Metastatic Pancreatic Cancer Trial at ASCO GI with Median Overall Survival of 6.3 Months in Patients with Third-Line Disease, More than Doubling Historical Survival

Jan 18, 2022

- Data show that ImmunityBio's combination immunotherapy, Nant Cancer Vaccine, is potentially effective in pancreatic cancer where very few treatment options exist
- Nant Cancer Vaccine therapy more than doubles median overall survival (OS) versus historical OS in patients who had progressed after two prior lines of therapy (N=30) with median OS of 6.3 months (95% CI: 5.0, 9.8 months)
- When patients with even more advanced disease who failed four to six prior lines of therapy are added, the median OS even with such advanced disease (N=63) is 5.8 months (95% CI: 3.9, 6.9 months)
- Treatment-related serious adverse events were uncommon and no treatment-related deaths were reported
- The company plans to meet with the FDA in 2022 to discuss the path for the approval of combination therapies for pancreatic cancer

## November 2022

**Cohort A** 1st Line therapy (Randomized) Actively Enrolling

**Cohort B** 2nd Line therapy (Randomized) Actively Enrolling

**Cohort C** 3rd Line or greater therapy (Single-Arm) Fully Enrolled

- QUILT-88 (Cohort C) 3rd line or Greater, Fully Enrolled, N=80
- Briefing Book Submitted to the FDA
- **Type B Meeting Scheduled December 2022**

11/14/22

N-803, Aldoxorubicin and PD-L1 t-haNK are Investigational: Safety and Efficacy have Not been Established.

ImmunityBio 20

Orchestrating the Immune System Late-Stage U.S. Clinical Trial Updates: First-in-Class Comprehensive Platforms NK + T Cells • Bladder Cancer • Anktiva (N-803) • Pancreatic Cancer Natural Killer Cells • PD-L1 t-haNK • Lung Cancer DAMP Inducers • Head & Neck Cancer • Aldoxorubicin • Lynch Syndrome Memory B & T Cells • Adenovirus (hAd5) 21 11/14/22

Median Overall Survival of Anktiva Compared to Any Therapy in Patients Who Progressed on Checkpoint Inhibitor QUILT 3.055 Additional Therapy Following Checkpoint Anktiva IL-15 Therapy Following Inhibitor Progression Checkpoint Inhibitor Progression Median OS: 6.1 Months Median OS: 14.1 Months doi: 10.3747/co.27.5495 22 N-803 is Investigational: Safety and Efficacy have Not been Established. 11/14/22

# Anktiva Selected by LUNG-MAP for 2nd Line Patients who Progressed on Checkpoint Therapy
# Actively Enrolling

LUNG-MAP



WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
NEVADA
CALIFORNIA
UTAH
COLORADO
ARIZONA
NEW MEXICO
TEXAS
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
KANSAS
OKLAHOMA
MINNESOTA
IOWA
MISSOURI
ARKANSAS
LOUISIANA
ALABAMA
MAINE

SWOG FNIH NCI FRIENDS of CANCER RESEARCH

Investigator Initiated Trial - NCT05096663

**ImmunityBio Announces First Participants Have Been Enrolled in Lung-MAP Trial Studying Anktiva to Activate NK and T Cells in Non-Small Cell Lung Cancer**

April 25, 2022

- Novel combination therapy of Anktiva, an IL-15 superagonist, and Keytruda targeted at patients with lung cancer who have failed checkpoint inhibitor therapy
- The study currently includes nearly **200 U.S. sites** and will involve 478 patients when fully enrolled
- Nearly 237,000 new cases of lung cancer are estimated to be diagnosed in the U.S. this year, making it the second most common cancer in the U.S.

11/14/22
N-803 is Investigational: Safety and Efficacy have Not been Established.
ImmunityBio 23

Orchestrating the Immune System Late-Stage U.S. Clinical Trial Updates: First-in-Class Comprehensive Platforms NK + T Cells • Bladder Cancer • Anktiva (N-803) • Pancreatic Cancer Natural Killer Cells • PD-L1 t-haNK • Lung Cancer DAMP Inducers • Head & Neck Cancer • Aldoxorubicin • Lynch Syndrome Memory B & T Cells • Adenovirus (hAd5) 24 11/14/22

Metastatic Head & Neck Cancer N-803 + PD-L1 t-haNK + Checkpoint Investigator Initiated Trial: NCT04847466 25 N-803 and PD-L1 t-haNK are Investigational: Safety and Efficacy have Not been Established. 11/14/22

Orchestrating the Immune System Late-Stage U.S. Clinical Trial Updates: First-in-Class Comprehensive Platforms NK + T Cells • Bladder Cancer • Anktiva (N-803) • Pancreatic Cancer Natural Killer Cells • PD-L1 t-haNK • Lung Cancer DAMP Inducers • Head & Neck Cancer • Aldoxorubicin • Lynch Syndrome Memory B & T Cells • Adenovirus (hAd5) 26 11/14/22

# Lynch Syndrome – Prevention of Colon Cancer and Endometrial Cancer

NATIONAL CANCER INSTITUTE
Division of Cancer Prevention

**Investigator Initiated Trial**
Clinical Trials: NCT05419011

INT21-05-01
Protocol Version 3.0, 10/04/2021

**COVER PAGE**
**DCP Protocol #:** INT21-05-01

**Local Protocol #:** NWU21-05-01

**A PHASE IIB CLINICAL TRIAL OF THE MULTITARGETED RECOMBINANT ADENOVIRUS 5 (CEA/MUC1/BRACHYURY) VACCINES (TRI-AD5) AND IL-15 SUPERAGONIST N-803 IN LYNCH SYNDROME**

- Lynch syndrome (LS) is the most common hereditary colorectal cancer (CRC) syndrome with a population prevalence affecting 1 in 279 Americans[1]
- Lynch syndrome accounts for approximately 3% of CRCs and 3% of endometrial cancers[2]
- First large scale multi-center clinical trial for the prevention of colon cancer by activating innate NK cells (with Anktiva) and inducing tumor specific CD4+, CD8+, and memory T cells (with hAd5 CEA, MUC1, Brachyury).
- Anticipated initiation of trial Q1 2023

## Investigational Agents: N-803 (Anktiva) + hAd5 CEA, MUC1, Brachyury

### Lifetime risk and mean age at diagnosis for Lynch syndrome associated cancers[1]

| Type of cancer | Lifetime risk (%) | Mean age at diagnosis (years) |
|---|---|---|
| Colorectal | 52-58 | 44-61 |
| Endometrial | 25-60 | 48-62 |
| Gastric | 6-13 | 56 |
| Ovarian | 4-12 | 42.5 |

1. Win AK, et al. Prevalence and penetrance of major genes and polygenes for colorectal cancer. Cancer Epidemiol Biomarkers Prev. 2017;26:404–12.
2. Moreira et al 2012, Jiang et al 2019, Kahn et al 2019, Dong et al 2020
3. "Lynch Syndrome". *DynaMed*. February 22, 2019. Retrieved November 18, 2019.

11/14/22

N-803 and hAd5 CEA, MUC1, and Brachyury are Investigational: Safety and Efficacy have Not been Established.

ImmunityBio 27

# Registrational Development Strategy & Status

Nov 2022

| Investigational Product | Anticipated Registrational Trial Indications (2023 – 2025) | Current Status |
| --- | --- | --- |
| IL-15 Superagonist Anktiva, N-803 | • **BCG-Unresponsive Bladder Cancer CIS** N-803 + BCG | • **BLA Filed, PDUFA May 2023** |
| | • **BCG-Unresponsive Bladder Cancer Papillary** N-803 + BCG | • Enrollment Completed, **FDA Type B Meeting Scheduled Dec 2022** |
| | • **BCG Naïve Bladder Cancer CIS & Papillary** N-803 + BCG | • Actively Enrolling |
| | • **2$^{nd}$ Line Lung Cancer** N-803 + Checkpoint | • LungMAP Actively Enrolling, Multi-Center Trial |
| PD-L1 t-haNK | • **≥3$^{rd}$ Line Metastatic Pancreatic Cancer** N-803 + PD-L1 t-haNK + Aldox | • Enrollment Completed, **FDA Type B Meeting Scheduled Dec 2022** |
| | • **>2$^{nd}$ Line Glioblastoma** N-803 + PD-L1 t-haNK + Aldox | • Phase 2 Randomized Trial |
| Aldoxorubicin | • **≥3$^{rd}$ Line Metastatic Pancreatic Cancer** N-803 + PD-L1 t-haNK + Aldox | • Enrollment Completed, FDA Type B Meeting Scheduled Dec 2022 |
| Adenovirus Vector hAd5 E6/E7 | • **HPV$^{+}$ Head & Neck Cancer** N-803 + hAd5 E6/E7 + PD-L1 t-haNK | • IND Anticipated 1H 2023 |
| Adenovirus Vector hAd5 CEA, MUC1, Brachyury | • **Lynch Syndrome - Prevention of Colon Cancer** N-803 + hAd5 CEA, MUC1, Brachyury | • FDA / IRB Authorized: Initiation of Multi-Center Trial Anticipated Q1 2023. NIH Sponsored Trial |

11/14/22

ImmunityBio 28

# ImmunityBio: A Leading Immunotherapy Company

## Tipping the Scales from Immune-Evasion to Immune Activation

Nov 2022

ImmunityBio

NASDAQ: IBRX



**>5 Trillion**

Over 5 Trillion Natural Killer (NK) Cells Manufactured to Date





**6**

Immune Enhancing Platforms

**DAMP Inducers**



- Aldoxorubicin
- Nanatinostat

**DNA Vaccine**



- hAd5 Adenovirus

**RNA Vaccine**



- Self-Amplifying RNA (saRNA)

**Fusion Proteins & Cytokines**



- NK & T Cell Activators
- Subunit Protein Antigens

**Toll Receptor Activators**



- TLR 4, 7, 8, 9

**NK Cell Therapy**



- NK-92
- Memory-Like Cytokine NK

**2038+**

Worldwide Patents Extending to 2035 and Beyond



**>700,000**

Square Feet of Manufacturing R&D, Office and Corporate Facilities



**1,800+**

Patients Studied

ImmunityBio 29

Thank You Outsmart Your Disease 30 11/14/22